UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2006

KINTERA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50507	74-2947183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9605 Scranton Road, Suite 240
San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 795-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On December 12, 2006, Kintera, Inc. (the “Company”) entered into a Securities Purchase Agreement and Registration Rights Agreement with institutional investors for the private placement of 4,000,000 shares of its common stock at a price of $1.25 per share, for aggregate proceeds of $5.0 million.  In connection therewith, the Company agreed to issue warrants to purchase up to 1,200,000 shares of its common stock at an exercise price of $1.60 per share.  The warrants have a five year term and are callable by the Company under certain conditions.  The shares and warrants will be issued in a private placement transaction pursuant to Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.  Pursuant to the terms of the Registration Rights Agreement, the Company has agreed to cause a resale registration statement covering the shares, including the shares issuable upon exercise of the warrants, to be filed within 30 days after closing.  Concurrently with the transaction, the Company entered into a Warrant Amendment Agreement pursuant to which the Company agreed to amend the exercise price and call price on outstanding warrants exercisable for up to 1,800,000 shares of its common stock to $1.60 and $3.20, respectively.

The foregoing descriptions of the transaction documents do not purport to be complete and are qualified in their entirety by the Securities Purchase Agreement, Registration Rights Agreement, Warrant Amendment Agreement and warrant attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.  The transaction is further described in the press release issued by the Company on December 13, 2006, a copy of which is filed herewith as Exhibit 99.1.

Item 3.02   Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Securities Purchase Agreement, by and among the Company and the investors identified on the signature pages thereto, dated as of December 12, 2006.
10.2	Registration Rights Agreement, by and among the Company and the investors identified on the signature pages thereto, dated as of December 12, 2006.
10.3	Warrant Amendment Agreement, by and among the Company and the investors identified on the signature pages thereto, dated as of December 12, 2006.
10.4	Form of Warrant to be issued by the Company at the Closing.
99.1	Press release of the Company issued on December 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 13, 2006	By:	/s/ Harry E. Gruber, M.D.
Harry E. Gruber, M.D.
President and Chief Executive Officer